Sandler O'Neill + Partners L.P.
West Coast Financial Services Conference

Daniel P. Myers

President

Chief Executive Officer

March 8, 2011

Thomas A. Sa

Executive Vice President

Chief Financial Officer and Chief Strategy Officer

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Forward Looking Statements

      Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements.  These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6)
changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.  The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-
K and 10-Q on file with the SEC.

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Why Are We Different?

Business banking focus

True business line diversification

commercial/industrial  technology  structured finance   SBA  cash
management   international trade services  CRE/construction

Early & proactive risk recognition and management

Positioned to prosper as economic recovery takes hold

Solid core business franchise

A business banking franchise that is the

Professional Business Bank of Choice

for small and middle market companies, and emerging technology businesses, in the markets we serve

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Core Market

REGIONAL OFFICES

San Jose (Main)

Palo Alto (branch)

East Bay (C&I)

TECH BUSINESS OFFICES

San Francisco

Dallas, TX

Reston, VA

Core Region – Silicon Valley*

San Jose 10th largest US city1

5 million regional population

Among highest median family and per
capita incomes in US2

$111 billion deposit market3

Largest concentration of technology
company formation and finance in the
world1

Silicon Valley represents 39% of US
venture capital investment ($21.8b
FY2010)4

*:Silicon Valley Region = Santa Clara, San Mateo, San Francisco, and Alameda
Counties

1 San Jose/Silicon Valley Chamber of Commerce January 2011

2 US Census/HUD CRA/HMDA Report 2010

3 FDIC data at June 30, 2010

4 National Venture Capital Association/PricewaterhouseCoopers Money Tree
Survey as of December 31, 2010

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Proactive credit risk recognition and management driven by key operating philosophies

‘Early Action – Early Out’

‘First Loss – Best Loss’

Supplemented capital for endurance and opportunity

$30 M private capital raise (CCBF preferred)

Accepted $23.8 M UST CPP capital

Substantially increased ALLL (doubled in 2008)

Enhanced credit risk analytics, SAG, ERM

Recognized conservative marks on NPA’s

70% reduction in L&C exposures driving overall CRE reduction of 59%

Aggressive resolution of problem assets resulting in 40%+ decrease in classified asset portfolio

NCO’s reduced by approximately 50% per year between 2008 and 2010

Strategies for Managing Through

the Credit Cycle

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0

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2

0

0

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2

0

1

0

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Average Total Assets ($M)

Expanding Market Presence

Core deposit driven

Purely organic growth

$1b total assets

       EOP Q4’10

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Focus on Core Funding Sources

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$ millions

(EOP)

Deposit Mix

95% core deposits

Cost of funds

40 bps FY ’10

31 bps Q4 ‘10

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Loan Portfolio Diversification

BBNK RE = 40% (60% Non-RE)

Peer*  RE = 78% (22% Non-RE)

*US Public Banks $500M-$1.5B TA; SNL as of September 30, 2010

December 31, 2010

CRE Breakdown (18%)

41% = Owner Occupied

59% = Investor

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                                Current                @ origination

LTV  =       46%*          50%**

DSC =       1.39x*        1.49x**

CAP =       7.4%*         6.6**

= LTV, DSR, CAP = CRE portfolio weighted averages for Q4 2010

** = LTV, DSR, CAP = CRE portfolio weighted averages at loan origination

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High Value Business

Peer*

Average

3.75%

= *US Public Banks $500M-$1.5B TA; SNL as of December 31, 2010

Net Interest Margin

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Credit Quality Trends

PEER* (ALLL/Loans)

Holding Robust Reserves as
Credit Stress Eases

= SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of December 31, 2010

1.98%

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Capital for Growth and Opportunity

December 31, 2010

*Peer = US Public Banks $500M-$1.5B TA; SNL, as of December 31, 2010

BBNK

w/o TARP

Peer

Tangible common equity ratio

11.50%

11.50%

7.98%

Leverage

16.67%

14.20%

10.40%

Tier 1 capital ratio

19.61%

16.71%

14.69%

Total risk based capital

20.87%

17.97%

15.53%

Regulatory
Minimum

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2010 Summary

Operating profit of $2.6 million

54% growth from 2009 to 2010

Surpassed $1.0 billion in total assets

Substantially improved TCE ratio

$3M savings per year from preferred-to-common conversion

Secured $30M private placement

Continued strong growth in core deposits

Improving credit quality

NCOs reduced 56% from prior year

NPA’s including TDR’s reduced by 31%

NIM expanded to 4.99% from 4.58% in 2009

Robust new business activity

$474 million in new credit commitments

360+ new client relationships

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Potential Tailwinds Ahead…

Utilization rates on LOC at low ebb

Have continued to add new commitments

Utilization currently in the range of 35-40%

As economy improves rate could move up to 45%+

Natural asset-sensitivity

Positioned for rising rate environment

Ready funding source for increased loan demand

Lower levels of credit stress

Potential recoveries

Normalizing of credit costs

Continued organic growth

Loan balance increased 13% in 2010

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Investment Summary

Improving fundamentals provide strong foundation for
increasing profitability

Growing core deposit franchise

Increasing loan demand

Improved operating leverage

Expanding net interest margin

Improving credit quality with manageable exposure to
CRE

Strong capital position provides opportunity to pursue
attractive growth opportunities in our markets

Increasing presence in market with attractive long-
term growth potential

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Thank You / Q & A